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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 16, 1999


                                COMPS.COM, Inc.
            (Exact name of registrant as specified in its charter)

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         Delaware                         000-25913                       33-0645337
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(State or other jurisdiction of    (Commission File Number)       (IRS Employer Identification
        incorporation)                                                       No.)
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

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9888 Carroll Centre Road, Suite 100,San Diego,                           92126
               California
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(Address of principal executive offices)                               (Zip Code)
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      Registrant's telephone number, including area code:  (858) 578-3000
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Item 2. Acquisition or Disposition of Assets.

     On June 16, 1999, COMPS.COM, Inc., a Delaware corporation ("COMPS"), acquired substantially all of the assets of Inside Prospects of California
("Inside Prospects"). The asset acquisition was consummated on the terms set forth in the Asset Purchase Agreement, dated as of June 16, 1999 between COMPS and Robert J. Larking, dba Inside Prospects (the "Purchase Agreement"). Inside
Prospects, which is based in San Diego, provides tenant database services in San
Diego, Orange, L.A., Riverside, Ventura and San Bernadino counties to commercial real estate firms and other businesses. As of June 1, 1999, Inside Prospects had approximately 24 full-time equivalent employees.

     Under the terms of the Purchase Agreement, COMPS paid a total of $3.0 million at the closing, $1,650,000 of which was in cash and $1,350,000 of which was in the form of a subordinated convertible note ("Note"). The Note is payable in full on the fourth anniversary of the closing, bears interest at 8% per annum which is payable monthly during the term of the note, and may be converted at the option of Mr. Larking into common stock of COMPS at any time after 18 months following the closing at $20 per share.

     The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement, filed with this Current Report, and the Press Release issued by COMPS, dated June 18, 1999, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Inside Prospects.

          The Financial Information of Inside Prospects required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Statements.

          The Pro Forma Financial Information required to be filed pursuant to
     Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form
     8-K is required to be filed.

     (c)  Exhibits.

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2.1   Asset Purchase Agreement, dated as of June 16, 1999, by and between
      COMPS.COM, Inc. and Robert J. Larking dba Inside Prospects. The schedules and exhibits referenced in the Purchase Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

99.1  Press Release dated June 18, 1999

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMPS.COM, Inc.
                                    (Registrant)

     Date: June 30, 1999           /s/ Karen Goodrum
                                   ----------------------------
                                   (Karen Goodrum)
                                   Vice President, Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

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